Acquisitions and Channel Partner Arrangement	12 Months Ended
Dec. 31, 2012
Acquisitions and Channel Partner Arrangement
(3)	Acquisitions and Channel Partner Arrangement

Planned Benefits Systems and Fringe Benefits Management Acquisitions

On August 31, 2010 and November 30, 2010, the Company acquired 100% of the outstanding common shares of Planned Benefits Systems (PBS) and a division (FBM) in a carve out from Fringe Benefits Management Company (FBMC), respectively.

The purchase prices included contingent consideration elements that required the Company to pay in 2012 the former owners of PBS and FBMC additional amounts based upon annualized revenues of PBS and FBM, respectively, for 2012. The initial fair value of the contingent considerations were determined from forecasts developed by management based upon existing business, customer relationships and historical growth rates. The Company measures acquired contingent consideration payable each reporting period at fair value, and recognizes changes in fair value in earnings each period in the amortization and change in contingent consideration line item on the statement of operations, until the contingency is resolved. Increases or decreases in the fair value of the contingent consideration payable can result from changes in anticipated revenue levels and changes in assumed discount periods and rates. Significant judgment is employed in determining the appropriateness of these assumptions each period. The Company recorded $1.4 million and $1.3 million in charges related to the change in fair value of the contingent considerations for PBS and FBM during 2011, respectively, due to increased revenue levels being achieved. The Company recorded $1.1 million and $0.5 million in charges related to the change in fair value of the contingent considerations for PBS and FBMC, respectively, during 2012, due to increased revenue levels estimated to be achieved. The charges related to the change in the fair value of the contingent considerations are recorded in the amortization and change in contingent consideration line item in the Company’s consolidated statements of operations. As the fair value measure is based on significant inputs that are not observable in the market, the Company categorizes the inputs as Level 3 inputs under ASC 820.

The contingent payment to PBS for 2012 of $6.3 million was paid in May 2012. There was also an amount of $0.6 million related to PBS, which was held back from the initial consideration paid, to account for possible future contingencies and was paid in the third quarter of 2012. In the fourth quarter of 2012, the Company made a balance sheet reclass to reduce the FBM contingent consideration by $2.3 million related to liabilities that were underestimated and assumed by the Company at the time of acquisition. A contingent payment of $0.5 million was paid to FBMC in October 2012 and the fair value of the remaining contingent element owed to FBMC at December 31, 2012 was estimated at $0.3 million.

The Choice Care Card, LLC Acquisition

On January 3, 2012, the Company acquired the operating assets and certain liabilities of The Choice Care Card, LLC, or CS, a Vermont limited liability company. CS administers tax-advantaged, consumer-driven health care programs, primarily HRAs, through a debit card or direct-pay to provider or member platform. This acquisition added a new regional base of customers and participant relationships. The aggregate non-contingent portion of the purchase price paid in cash was $8.7 million of which $8.3 million was paid at closing.

The Company accounted for the acquisition of CS as a purchase of a business under ASC 805. The results of operations for CS have been included in the Company’s financial results since the acquisition.

The purchase price included a contingent consideration element that requires the Company to pay in 2012 and 2013 the former owners of CS additional amounts based upon annualized revenues of CS for 2012 and 2013 respectively. The Company determined that the total initial fair value for both contingent payments as of the acquisition date was $11.1 million. In August 2012, the Company paid the $5.2 million contingent payment due in 2012. The Company recorded its estimate of the fair value of the contingent consideration based on a weighted average probability evaluation of various revenue forecasts developed by management. The resulting liability was discounted to present value at 5.3% to reflect the time value of money.

Significant judgment is employed in determining the fair value each period. In 2012, the Company recorded $0.6 million in charges, in the amortization and change in contingent consideration line item in the Company’s accompanying consolidated statements of operations related to the change in fair value of the CS contingent consideration due to increased revenue levels estimated to be achieved. As the fair value measure is based on significant inputs that are not observable in the market, the Company categorizes the inputs as Level 3 inputs under ASC 820.

The following table summarizes the allocation of the purchase price at the date of acquisition (in millions):

	Amount	Weighted Average Useful Life (in years)
Other net assets acquired	$0.6
Customer relationships	9.2	10
Developed technology	0.6	2
Goodwill	9.4

Total allocation of purchase price	$19.8

As part of the purchase price allocation, the Company determined that CS’s separately identifiable intangible assets were its customer relationships and developed technology. The Company used the income approach to value the customer relationships. This approach calculates fair value by discounting the after-tax cash flows back to a present value. The baseline data for this analysis was the cash flow estimates used to price the transaction. Cash flows were forecasted and then discounted using a discount rate for customer relationships of 13%, based on the estimated weighted average cost of capital, which employs an estimate of the required equity rate of return and after-tax cost of debt.

Goodwill recognized from the transaction results from the acquired workforce, the opportunity to expand our client base and achieve greater long-term growth opportunities than either company had operating alone. All of the recognized goodwill is expected to be deductible for tax purposes.

TransitChek Acquisition

On February 1, 2012, the Company acquired the commuter benefit services business TransitChek, or TC, from TransitCenter, Inc., or TCI, a New York-based not for profit entity that provided commuter benefit services predominantly to small- and medium-sized business, or SMB, employer clients in the New York tri-state area. This acquisition added a new base of transit customers and participant relationships. The aggregate non-contingent portion of the purchase price was $31.1 million of which $30.8 million was paid at closing.

The Company accounted for the acquisition of TC as a purchase of a business under ASC 805. The results of operations for TC have been included in the Company’s financial results since the acquisition. The Company concluded that the acquisition of TC represented a material business combination for the purposes of pro forma financial statement disclosure and therefore, pro forma financial information has been provided herein.

The purchase price included an additional future payment of $0.7 million that was discounted to present value and will be paid over the next four years to a promotional fund in furtherance of TCI’s mission of raising awareness of the benefits of mass transit. The purchase price also included a contingent consideration element that requires the Company to pay an additional amount in July 2012 to the former owners of TCI, based on the achievement of certain revenue levels for the six months following the closing. The Company paid the $5.4 million contingent consideration in the third quarter of 2012. In 2012, the Company recorded $0.1 million in charges related to the change in fair value of the contingent consideration as a result of the passage of time, in the amortization and change in contingent consideration line item in the Company’s accompanying consolidated statements of operations. As the fair value measure is based on significant inputs that are not observable in the market, the Company categorizes the inputs as Level 3 inputs under ASC 820.

As part of the purchase price allocation, the Company determined that TC’s separately identifiable intangible assets were its customer relationships, developed technology, trade names and a favorable lease. The Company used the income approach to value the customer relationships and trade name. This approach calculates fair value by discounting the after-tax cash flows back to a present value. The baseline data for this analysis was the cash flow estimates used to price the transaction. Cash flows were forecasted and then discounted using a discount rate for customer relationships and trade name of 16% and 15%, respectively, based on the estimated weighted average cost of capital, which employs an estimate of the required equity rate of return and after-tax cost of debt. The Company used a replacement cost approach to estimate the fair value of developed technology in which estimates of development time and cost per man month are used to calculate total replacement cost. The Company estimated the fair value of the favorable lease terms by discounting the amount by which the stated lease payments differ from current estimated market rates at the acquisition date over the remaining lease term.

Goodwill recognized from the transaction results from the acquired workforce, the opportunity to expand our client base and achieve greater long-term growth opportunities than either company had operating alone. All of the recognized goodwill is expected to be deductible for tax purposes.

The following table summarizes the allocation of the purchase price at the date of acquisition (in millions):

	Amount	Weighted Average Useful Life (in years)
Other net assets acquired	$1.7
Customer relationships	8.8	8.7
Developed technology	4.4	3.0
Trade names	0.9	10.0
Favorable lease	1.1	11.0
Goodwill	20.2

Total allocation of purchase price	$37.1

Other net assets acquired in the acquisition of TC primarily related to the following (in millions):

Amount
Cash	$48.3
Restricted cash	0.5
Accounts receivable	0.9
Inventory	3.9
Prepaids and other assets	0.1
Property and equipment	1.4
Customer obligations	(51.0)
Accounts payable and accrued expenses	(2.4)

Total allocation to purchase price	$1.7

Aflac Channel Partner Arrangement

In April 2012, the Company entered into a channel partner arrangement with American Family Life Assurance Company, or Aflac, pursuant to which Aflac’s FSA and commuter account administration business was substantially transitioned to the Company from July 2012 through December 2012. In conjunction with the transition, Aflac and the Company also entered into a separate reseller arrangement pursuant to which Aflac agents will sell the Company’s FSA, HRA, HSA, commuter and COBRA at agreed prices and commission levels to new employers going forward.

The timing of the transition of revenue to the Company and the one time conversion payments to Aflac are dependent upon the employer clients executing new agreements, a process controlled by the Company’s new channel partner and the particular employer client. The conversion payments were calculated as a function of the expected annual revenue for each employer client. In 2012, the Company has paid Aflac $6.0 million in connection with employer clients that have transitioned to the Company. The Company has capitalized these payments as an intangible asset, under client contracts in the table in Note 4, and will amortize the asset over an expected life of 7 years.

The Company also incurred approximately $0.5 million of one-time transition costs in 2012, which are primarily cost of revenue, in advance of revenue.

Benefit Concepts, Inc. Acquisition

On December 31, 2012, the Company acquired Benefit Concepts, Inc., or BCI, a third party administrator of Consumer-Directed Benefits, such as Flexible Spending Accounts, Health Reimbursement Arrangements and COBRA benefits continuation services based in East Providence, Rhode Island. The Company accounted for the acquisition of BCI as a purchase of a business under ASC 805. At December 31, 2012, the acquisition of BCI did not have an impact on the Company’s results of operations. This acquisition added a new regional base of customers and participant relationships and further strengthens the Company’s position in the Consumer-Directed Benefits market. The goodwill of $19.0 million arising from the acquisition was attributed to the premium paid for the opportunity to expand and better serve small and medium-sized businesses and achieve greater long-term growth opportunities than either company had operating alone. The aggregate non-contingent portion of the purchase price was $17.0 million and was paid in cash on December 31, 2012.

The purchase price also includes a contingent element that requires the Company to pay the former owners of BCI additional amounts in 2014 and 2015 based upon annualized revenues of BCI for 2014 and 2015, respectively. The initial fair value of the contingent element totaled $11.8 million based on forecasted annualized revenues for 2014 and 2015. The fair value was determined from forecasts developed by management based upon existing business and relationships and projected growth rates. The Company discounted these forecasts using time value discount present value factor of 6.5%. As the fair value measure is based on significant inputs that are not observable in the market, the Company categorizes the inputs as Level 3 inputs under ASC 820.

The following table summarizes the consideration for BCI and the amounts of estimated fair value of the assets acquired and liabilities assumed at the acquisition date.

Goodwill	$19.0
Customer relationships	8.0
Developed technology	2.4
Other intangibles	0.2
Other net assets acquired	3.2
Deferred income taxes	(4.0)

Total allocation of purchase price	$28.8

The acquired intangible assets, all of which are being amortized, have a weighted average useful life of approximately 6.7 years. The intangible assets include customer relationships of $8.0 million (8.0-year weighted average useful life), developed technology of $2.4 million (2.9-year weighted average useful life) and other intangible assets of $0.2 million (2.8-year weighted average useful life).

Since the acquisition was a stock purchase, assets acquired cannot be revalued for tax purposes; accordingly, a deferred tax liability of $4.0 million was recorded at the date of acquisition for the book tax cost basis difference related to the assets.

Goodwill was calculated as the difference between the acquisition-date fair value of the consideration transferred and the provisional values assigned to the assets acquired and liabilities assumed. None of the goodwill is expected to be deductible for tax purposes. The recognized amount of goodwill is provisional and subject to change pending the completion of the allocation of the consideration transferred to the assets acquired and liabilities assumed.

The valuation of acquired payments to or from participants are provisional and are based on the information that was available as of the acquisition date to estimate the fair value of these assets acquired and liabilities assumed. The Company believes that information provides a reasonable basis for estimating the fair value but the Company is waiting for additional information necessary to finalize those amounts. Thus, the provisional measurements of fair value reflected are subject to change. Such changes could be significant. The Company expects to finalize the valuation and complete the purchase price allocation as soon as practicable but no later than one year from the acquisition date.

Pro Forma

The following unaudited pro forma financial information presents the consolidated results of operations of the Company and TC as if the acquisition had occurred at the beginning of fiscal 2011 with pro forma adjustments to give effect to amortization of intangible assets and an increase in interest expense due to financing costs in connection with the acquisition. The pro forma financial information is presented for informational purposes only and may not be indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the related fiscal years.

	Year Ended December 31,
	2011	2012
	(In thousands, except per share data)
	(unaudited)
Total revenue	$166,820	$179,082
Net income attributable to common stockholders	$35,256	$7,927
Net income per share attributable to common stockholders:
Basic	$22.95	$0.44
Diluted	$1.76	$0.32

The following unaudited pro forma financial information presents the consolidated results of operations of the Company and CS and BCI as if the portfolio purchases had occurred at the beginning of fiscal 2011 with pro forma adjustments to give effect to amortization of intangible assets. The pro forma financial information is presented for informational purposes only and may not be indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of the related fiscal years.

	Year Ended December 31,
	2011	2012
	(In thousands, except per share data)
	(unaudited)
Total revenue	$164,696	$192,744
Net income attributable to common stockholders	$25,454	$5,641
Net income per share attributable to common stockholders:
Basic	$16.57	$0.31
Diluted	$1.27	$0.23